EXHIBIT 99.2

                                The Confirmation

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                                LEHMAN BROTHERS

                                   Transaction

Date:             29 August, 2006

To:               Countrywide Home Loans, Inc.
                  Attention:     Documentation Unit


From:             Lehman Brothers Special Financing Inc.
                  Confirmations Group
                  Kathy Tsang
                  Facsimile:     (+1) 646-885-9551 (United States of America)
                  Telephone:     212-526-9080

Ref. Numbers: Risk ID: 1289707L / Effort ID: N1040715 / Global Deal ID: 2640101

================================================================================

Dear Sir or Madam:

The purpose of this communication (this "Confirmation") is to confirm the terms and conditions of the transaction (the "Transaction") entered into between Lehman Brothers Special Financing Inc. ("Party A") and Countrywide Home Loans, Inc. ("Party B") on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 06 June, 1996, as amended and supplemented from time to time, between Party A and Party B (the "Agreement"). All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a "Transaction" shall be deemed to be references to a "Swap Transaction".

Party A and Party B each represents that entering into the Transaction is within its capacity, is duly authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party. Party A and Party B each represents that (a) it is not relying on the other party in connection with its decision to enter into this Transaction, and neither party is acting as an advisor to or fiduciary of the other party in connection with this Transaction regardless of whether the other party provides it with market information or its views; (b) it understands the risks of the Transaction and any legal, regulatory, tax, accounting and economic consequences resulting therefrom; and (c) it has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives. Party A and Party B each represents that upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors' rights generally and to equitable principles of general application.




                     LEHMAN BROTHERS SPECIAL FINANCING INC.
                              LEHMAN BROTHERS INC.
                      745 SEVENTH AVENUE, NEW YORK NY 10019

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The terms of the particular Transaction to which this Confirmation relates are as follows:


   General Terms:

        Trade Date:                      24 August, 2006

        Effective Date:                  30 August, 2006

        Termination Date:                25 February, 2010

                                         For purposes of the final Calculation
                                         Period on the Floating Amounts,
                                         Termination Date will be subject to
                                         adjustment in accordance with the
                                         Following Business Day Convention, and
                                         for purposes of the final Calculation
                                         Period on the Fixed Amounts,
                                         Termination Date will be subject to No
                                         Adjustment.

        Notional Amount:                 With respect to each Calculation
                                         Period, the lesser of (i) the Notional
                                         Amount as set forth in Appendix A
                                         attached hereto and (ii) the aggregate
                                         Principal Balance of the Reference
                                         Assets on or about the 15th calendar
                                         day of each month, commencing in the
                                         month of September 2006.

        Referenced Assets:               CWALT Inc. Alternative Loan Trust,
                                         Series 2006-OC7, Class 1-A (Cusip:
                                         23243VAA8), Class 2-A-1 (Cusip:
                                         23243VAB6, Class 2-A-2A (Cusip:
                                         23243VAC4), Class 2-A-2B (Cusip:
                                         23243VAR1), Class 2-A-3 (Cusip:
                                         23243VAD2), Class M-1 (Cusip:
                                         23243VAE0), Class M-2 (Cusip:
                                         23243VAF7), Class M-3 (Cusip:
                                         23243VAG5), Class M-4 (Cusip:
                                         23243VAH3), Class M-5 (Cusip:
                                         23243VAJ9), Class M-6 (Cusip:
                                         23243VAK6), Class M-7 (Cusip:
                                         23243VAL4), and Class M-8 (Cusip:
                                         23243VAM2).

        Principal Balance:               As reported on Bloomberg Financial
                                         Services, Inc. ("Bloomberg"): by
                                         entering the Cusip, [Mtge], type
                                         "pdi4", [Go]. If Bloomberg fails to
                                         publish the aggregate Principal Balance
                                         of the Referenced Assets or the parties
                                         fail to agree on the aggregate
                                         Principal Balance of the Referenced
                                         Assets for any Calculation Period, the
                                         aggregate Principal Balance of the
                                         Referenced Assets shall be determined
                                         by the Calculation Agent pursuant to
                                         the Pooling and Servicing Agreement,
                                         dated as of 01 August, 2006, by and
                                         among CWALT, Inc. as depositor,
                                         Countrywide Home Loans, Inc. as a
                                         seller, Park Granada LLC, as a seller,
                                         Park Monaco Inc. as a seller, Park
                                         Sienna LLC as a seller, Countrywide
                                         Home Loans Servicing LP as master
                                         servicer and The Bank of New York as
                                         trustee.

       Risk ID: 1289707L / Effort ID: N1040715 / Global Deal ID: 2640101

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   Floating Amounts:

        Floating Amount Payer:           Party A

        Floating Amount Payer Period     The 25th calendar day of each month,
        End Dates:                       from and including 25 September, 2006
                                         to and including the Termination Date,
                                         subject to adjustment in accordance
                                         with the Following Business Day
                                         Convention.

        Floating Amount Payer Payment    One (1) Business Days prior to each
        Dates:                           Floating Amount Payer Period End Date.

        Floating Rate Option:            USD-LIBOR-BBA

        Designated Maturity:             1 month

        Spread:                          Inapplicable

        Floating Rate Day Count          Actual/360
        Fraction:

        Reset Dates:                     The first day of each Calculation
                                         Period

   Fixed Amounts:

        Fixed Amount Payer:              Party B

        Fixed Amount Payer Period End    The 25th calendar day of each month,
        Dates:                           from and including 25 September, 2006
                                         to and including the Termination Date,
                                         with No Adjustment of Period End Dates.

        Fixed Amount Payer Payment       The 25th calendar day of each month,
        Dates:                           from and including 25 September, 2006
                                         to and including the Termination Date,
                                         subject to adjustment in accordance
                                         with the Following Business Day
                                         Convention.

        Fixed Rate:                      5.50% per annum

        Fixed Rate Day Count Fraction:   30/360

   Business Days:                        New York

   Additional Payment:                   Party A shall pay Party B the sum of
                                         USD 1,045,000.00 on the Effective Date
                                         subject to adjustment in accordance
                                         with the Following Business Day
                                         Convention.

       Risk ID: 1289707L / Effort ID: N1040715 / Global Deal ID: 2640101

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     Additional Provision:

         Netting: With respect to each Calculation Period, if a Net Payment Amount for such Calculation Period is owed by Party A, then such Net Payment Amount shall be paid by Party A to Party B on the Floating Amount Payer Payment Date, and if a Net Payment Amount for such Calculation Period is owed by Party B, then such Net Payment Amount shall be paid by Party B to Party A on the Fixed Amount Payer Payment Date.

                                    Where,

                                    Net Payment Amount shall mean, for a
                                    Calculation Period, the excess of the larger aggregate amount payable and currently owed by one party over the smaller aggregate amount payable and currently owed by the other party.


   Miscellaneous:

        Calculation Agent:               As stated in the Agreement.

        Office: For the purposes of this Transaction, Party A is not a Multibranch Party, and the Office of Party B is its Head Office.

   Account Details:

        Account Details of Party A:      JPMorgan Chase Bank, New York
                                         ABA #: 021000021
                                         A/C of Lehman Brothers Special
                                         Financing Inc.
                                         A/C # 066-143-543

        Account Details of Party B:      To be provided

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number (+1) 646-885-9551 (United States of America), Attention: Confirmations Group.


Yours sincerely,                         Accepted and agreed to:

Lehman Brothers Special Financing Inc.   Countrywide Home Loans, Inc.

By: /s/ Anatoly Kozlov                   By: /s/ Brad Coburn
    ----------------------------------   ----------------------
    Name: Anatoly Kozlov                 Name:  Brad Coburn
                                         Title: Managing Director and Assistant
                                                Treasurer

       Risk ID: 1289707L / Effort ID: N1040715 / Global Deal ID: 2640101

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                                     Appendix A

   *Calculation Periods up to but        Outstanding Notional Amount:
   excluding the Payment Date
   scheduled to occur:

   25 September, 2006                    USD 230,420,429.57
   25 October, 2006                      USD 228,047,422.55
   25 November, 2006                     USD 225,398,131.78
   25 December, 2006                     USD 222,477,393.20
   25 January, 2007                      USD 219,293,696.69
   25 February, 2007                     USD 215,905,198.59
   25 March, 2007                        USD 212,243,550.44
   25 April, 2007                        USD 208,325,021.78
   25 May, 2007                          USD 204,191,340.54
   25 June, 2007                         USD 199,859,587.12
   25 July, 2007                         USD 195,323,727.05
   25 August, 2007                       USD 190,700,094.31
   25 September, 2007                    USD 186,033,073.92
   25 October, 2007                      USD 181,359,870.27
   25 November, 2007                     USD 176,647,319.67
   25 December, 2007                     USD 171,901,324.67
   25 January, 2008                      USD 167,143,627.48
   25 February, 2008                     USD 162,379,711.78
   25 March, 2008                        USD 157,679,202.69
   25 April, 2008                        USD 153,043,712.70
   25 May, 2008                          USD 148,561,797.92
   25 June, 2008                         USD 144,228,603.08
   25 July, 2008                         USD 139,326,210.76
   25 August, 2008                       USD 133,013,681.64
   25 September, 2008                    USD 127,017,091.71
   25 October, 2008                      USD 121,361,717.97
   25 November, 2008                     USD 115,988,972.39
   25 December, 2008                     USD 110,884,483.89
   25 January, 2009                      USD 106,376,002.63


       Risk ID: 1289707L / Effort ID: N1040715 / Global Deal ID: 2640101

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   *Calculation Periods up to but        Outstanding Notional Amount:
   excluding the Payment Date
   scheduled to occur:

   25 February, 2009                     USD 102,871,057.16
   25 March, 2009                        USD 99,491,836.20
   25 April, 2009                        USD 96,234,036.54
   25 May, 2009                          USD 93,093,505.35
   25 June, 2009                         USD 90,066,234.91
   25 July, 2009                         USD 87,126,976.32
   25 August, 2009                       USD 83,954,684.74
   25 September, 2009                    USD 80,910,126.47
   25 October, 2009                      USD 78,007,899.31
   25 November, 2009                     USD 75,219,286.69
   25 December, 2009                     USD 72,539,867.52
   25 January, 2010                      USD 69,956,695.65
   25 February, 2010                     USD 67,605,585.57

*subject to adjustment in accordance with the relevant Business Day Convention with respect to Floating Amounts only.


       Risk ID: 1289707L / Effort ID: N1040715 / Global Deal ID: 2640101